UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 23, 2001



                            Ferrellgas Partners, L.P.
                 -----------------------------------------------

             (Exact name of registrant as specified in its charter)



        Delaware                 1-111331                     43-1698480
----------------------     -----------------     ------------------------------
   (State or other          Commission file      (I.R.S. Employer Identification
   jurisdiction of               number                         No.)
   incorporation or
    organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (816) 792-1600

ITEM 5.  OTHER EVENTS

     On May 23, 2001, Ferrellgas Partners, L.P., reported earnings for the three and nine months ended April 30, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The text of the earnings release issued by the registrant on May 23, 2001, is filed under Exhibit 99.1. The registrant's unaudited consolidated balance sheet as of April 30, 2001, audited consolidated balance sheet as of July 31, 2000, and unaudited consolidated statements of earnings and supplemental data for the three and nine months ended April 30, 2001, and 2000, are filed under Exhibit 99.2.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         FERRELLGAS PARTNERS, L.P.

                                         By Ferrellgas, Inc. (General Partner)


Date: May 24, 2001                       By   /s/ Kevin T. Kelly
                                            ----------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



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                                INDEX TO EXHIBITS


        Exhibit No.          Description of Exhibits
        -----------          -----------------------
           99.1              Text of earnings release issued by Ferrellgas
                             Partners, L.P. on May 23, 2001.

           99.2 Ferrellgas Partners, L.P. and subsidiaries unaudited consolidated balance sheet as of April 30, 2001, audited consolidated balance sheet as of July 31, 2000, and unaudited consolidated statements of earnings and supplemental data for the three and nine months ended April 30, 2001, and 2000.